Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric R. Colson, the Chief Executive Officer of Artisan Partners Asset Management Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•    The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•    The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eric R. Colson
Eric R. Colson Chief Executive Officer (principal executive officer)

Date: February 22, 2024